OTHER OPERATING (EXPENSE)/INCOME, NET	12 Months Ended
Dec. 31, 2017
OTHER OPERATING (EXPENSE)/INCOME, NET [abstract]
Disclosure of other operating (expense)/income, net

7.     OTHER OPERATING (EXPENSE)/INCOME, NET

	Years ended December 31,
	2015	2016	2017
	RMB	RMB	RMB

Fines, penalties and compensations	(90)	(152)	(89)
Donations	(112)	(133)	(152)
Loss on disposal of property, plant, equipment and other non-currents assets, net	(692)	(1,489)	(1,518)
Impairment losses on long-lived assets (Note i)	(5,146)	(16,425)	(21,258)
Net realized and unrealized gain on derivative financial instruments not qualified as hedging	870	195	(909)
Ineffective portion of change in fair value of cash flow hedges	165	304	(813)
Government grants (Note ii)	5,131	4,101	4,893
Gain on dilution and remeasurement of interests in the Pipeline Ltd	—	20,562	—
Gain on remeasurement of interests in the Shanghai SECCO (Note 31)	—	—	3,941
Others	(255)	(1,277)	(649)

	(129)	5,686	(16,554)

Note:

(i)     Impairment losses recognized on long-term assets of the exploration and production (“E&P”) segments were RMB 4,864, RMB 11,605 and RMB 13,556 for the years ended December 31, 2015, 2016 and 2017, respectively. The impairment comprised RMB 4,213, RMB 10,594 and RMB 12,611 on property, plant and equipment for the three years respectively, RMB 651 on investment in associates for the year ended December 31, 2015, RMB 907 on investment in joint venture for the year ended December 31, 2017, RMB 1,005 and RMB 21 on construction in progress for the years ended December 31, 2016 and 2017, RMB 6 on goodwill for the year ended December 31, 2016, and RMB 17 on available for sale financial assets for the year ended December 31, 2017. The primary factors resulting in the E&P segment impairment loss for the years ended December 31, 2016 and 2017 were downward revision of oil and gas reserve due to price change and high operating and development cost for certain oil fields. The carrying values of these E&P properties were written down to respective recoverable amounts which were determined based on the present values of the expected future cash flows of the asset using a pre-tax discount rate of 10.80%, 10.47% and 10.47% for the years ended December 31, 2015, 2016 and 2017, respectively. Further future downward revisions to the Group’s oil price would lead to further impairments which, in aggregate, are likely to be material. It is estimated that a general decrease of 5% in oil price, with all other variables held constant, would result in additional impairment loss on the Group’s properties, plant and equipment relating to oil and gas producing activities by approximately RMB 3,145. It is estimated that a general increase of 5% in operating cost, with all other variables held constant, would result in additional impairment loss on the Group’s properties, plant and equipment relating to oil and gas producing activities by approximately RMB 2,659. It is estimated that a general increase of 5% in discount rate, with all other variables held constant, would result in additional impairment loss on the Group’s properties, plant and equipment relating to oil and gas producing activities by approximately RMB 461. The primary factors resulting in the E&P segment impairment losses for the years ended December 31, 2015 were unsuccessful development drilling and high operating and development costs for certain oil fields.

Impairment losses recognized for the chemicals segment were RMB 142, RMB 2,898 and RMB 4,922 for the years ended December 31, 2015, 2016 and 2017, respectively, and comprised of impairment losses of RMB 142, RMB 2,840 and RMB 4,779 on property, plant and equipment for the years ended December 31, 2015, 2016 and 2017, respectively, and RMB 58 and RMB 143 on construction in progress for the years ended December 31, 2016 and 2017, respectively. Impairment losses recognized for the refining segment were RMB 9, RMB 1,655 and RMB 1,894 for the years ended December 31, 2015, 2016 and 2017, respectively, and comprised of impairment losses of RMB 9, RMB 1,245 and RMB 1,836 on property, plant and equipment for the years ended December 31, 2015, 2016 and 2017, respectively, RMB 410 and RMB 47 on construction in progress for the years ended December 31, 2016 and 2017, respectively, RMB 1 on intangible assets and RMB 10 for investment in associates for the year ended December 31, 2017. These impairment losses relate to certain refining and chemicals production facilities that are held for use for the years ended December 31, 2015, 2016 and 2017. The carrying values of these facilities were written down to their recoverable amounts that were primarily determined based on the asset held for use model using the present value of estimated future cash flows of the production facilities using the pre-tax discount rates for the years ended December 31, 2015, 2016 and 2017, respectively. The primary factor resulting in the impairment losses on long-lived assets of the refining for the years ended December 31, 2015, 2016 and 2017, and of the chemicals segment for the year ended December 31, 2015 and 2016 was due to the suspension of operations of certain production facilities. Evidence indicates the economic performance of certain production facilities are worse than expected also contributed to the written down of assets in the chemical segments for the year ended December 31, 2017.

Impairment losses recognized on long-lived assets of the marketing and distribution segment were RMB 19, RMB 267 and RMB 675 for the years ended December 31, 2015, 2016 and 2017 respectively. The impairment comprised of impairment losses of RMB 10, RMB 242 and RMB 597 on property, plant and equipment for the years ended December 31, 2015, 2016 and 2017, respectively,  impairment losses of RMB 2, RMB 1 and RMB 19 on investments in associates and joint ventures for the years ended December 31, 2015, 2016 and 2017, respectively, impairment losses of RMB 13 and RMB 41 on construction in progress for the year ended December 31, 2016 and 2017, impairment losses of RMB 7, RMB 11 and RMB 12 on lease prepayments for the year ended December 31, 2015, 2016 and 2017, and impairment losses of RMB 6 on intangible assets for the year ended December 31, 2017, primarily relate to certain service stations and certain construction in progress that were closed or abandoned during respective years. In measuring the amounts of impairment charges, the carrying amounts of these assets were compared to the present value of the expected future cash flows of the assets, as well as information about sales and purchases of similar properties in the same geographic area.

Impairment loss recognized on long-lived assets of the corporate and others segment was RMB 112 and RMB 211 for the years ended December 31, 2015 and 2017. The impairment comprised of impairment loss of RMB 1 and RMB 13 on property, plant and equipment for the years ended December 31, 2015 and 2017, impairment of RMB 111 on construction in progress for the year ended December 31, 2015, and impairment of RMB 198 on goodwill for the year ended December 31, 2017.

(ii)    Government grants for the years ended December 31, 2015, 2016 and 2017 primarily represent financial appropriation income and non-income tax refunds received from respective government agencies without conditions or other contingencies attached to the receipts of the grants.